SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of May __, 2007, is by and between VeruTEK Technologies, Inc., a Nevada corporation (the “Company”), each purchaser listed on Exhibit A attached hereto (individually, a “Purchaser” and, collectively, the “Purchasers”), and Nite Capital Master, LTD, in its capacity collateral agent for the benefit of the Purchasers (the “Collateral Agent”).

WHEREAS:

A. Each Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and subject to the conditions stated in this Agreement, (i) a 6% Secured Convertible Note in the form attached hereto as Exhibit B (a “Note” and, collectively, the “Notes”), and (ii) a warrant in the form attached hereto as Exhibit C (a “Warrant” and, collectively, the “Warrants”). The Notes will be convertible under certain conditions into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The Warrant issued to a Purchaser will entitle the holder thereof to purchase a number of shares of Common Stock equal to 50% of the number of shares of Common Stock which the Note purchased by such Purchaser is convertible into.

B. The shares of Common Stock into which the Notes are convertible are referred to herein as the “Conversion Shares” and the shares of Common Stock into which the Warrants are exercisable are referred to herein as the “Warrant Shares.” The Notes, the Conversion Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities.”

C. The Company has agreed to effect the registration of the Conversion Shares and the Warrant Shares under the Securities Act (as defined below) pursuant to a Registration Rights Agreement in the form attached hereto as Exhibit D (the “Registration Rights Agreement”).

D. The sale of the Securities to the Purchasers will be effected in reliance upon the exemption from securities registration afforded by Section 4(2) of the Exchange Act (as defined below) and Rule 506 of Regulation D (“Regulation D”) as promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Act.

E. The Notes will rank junior to the Permitted Senior Debt (as defined below) and will be secured by a perfected security interest in all of the assets of the Company pursuant to the terms of a Security Agreement in the form attached hereto as Exhibit E (the “Security Agreement”).

F. Upon execution and delivery of this Agreement, each Purchaser will wire its purchase price to an escrow account set forth in this Agreement and it is a condition precedent to the consummation of the purchase and sale of the Notes and Warrants and the other transactions contemplated by this Agreement and the other Transaction Documents (as defined below) that, contemporaneously with the Closing (as defined below), the Company shall have merged with and into Streamscape Minerals, Inc., which is a publicly traded company (the “Acquisition”).

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

1. PURCHASE AND SALE OF NOTES AND WARRANTS; DEFINITIONS.

1.1 Purchase and Sale of Notes and Warrants. Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell, and each Purchaser agrees to purchase, (i) a Note with a principal amount equal to the amount set forth opposite such Purchaser’s name on Exhibit A hereto and (ii) a Warrant. The purchase price for the Note and the Warrant being purchased by a Purchaser (the “Purchase Price”) shall be equal to the principal amount of such Note. The date on which the closing of the purchase and sale of the Notes and Warrants occurs (the “Closing”) is hereinafter referred to as the “Closing Date.” The Closing will be deemed to occur when (A) this Agreement and the other Transaction Documents (as defined below) have been executed and delivered by the Company and each Purchaser (which delivery may be effected by facsimile transmission), (B) each of the conditions to the Closing described in Sections 6 and 7 hereof has been satisfied or waived as specified therein and (C) full payment of each Purchaser’s Purchase Price has been made by wire transfer of immediately available funds in accordance with Section 11.

1.2 Certain Definitions. When used herein, the following terms shall have the respective meanings indicated:

“Affiliate” means, as to any Person (the “subject Person”), any other Person (i) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the subject Person, (ii) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting equity of the subject Person, or (iii) ten percent (10%) or more of the voting equity of which is directly or indirectly beneficially owned or held by the subject Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, through representation on such Person’s board of directors or other management committee or group, by contract or otherwise.

“Approved Stock Plan” means any employee benefit plan which has been approved or will be by the Board of Directors of the Company (including a majority of the independent members of the Board), pursuant to which the Company’s securities may be issued to any employee, officer, director or consultant for services provided to the Company.

“Business Day” means any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange is closed or on which banks are authorized by law to close in New York, New York.

“Collateral” has the meaning set forth in the Security Agreement.

“Common Stock Equivalent” means, collectively, Options and Convertible Securities.

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

“Convertible Securities” means any (i) stock or securities (other than Options) of the Company convertible into or exercisable or exchangeable for Common Stock and/or (ii) any Debt but only if such Debt is issued in connection with the immediately preceding clause (i). .

“Conversion Price” has the meaning set forth in the Notes.

“Debt” means, as to any Person at any time: (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis, and Retrieval system.

“Effective Date” has the meaning set forth in the Registration Rights Agreement.

“Environmental Law” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder.

“Event of Default” has the meaning set forth in the Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations thereunder (or respective successors thereto).

“Excluded Securities” means Common Stock or Common Stock Equivalents issued or issuable: (i) in connection with any Approved Stock Plan; (ii) upon exercise of any Options or conversion of any Convertible Securities which are outstanding on the day immediately preceding the Closing Date and are disclosed in a schedule to this Agreement, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Closing Date; (iii) pursuant to a bona fide firm commitment underwritten public offering with a nationally-recognized investment banking firm which generates gross proceeds to the Company in excess of $25,000,000 (other than an “at-the-market offering” as defined in Rule 415(a)(4) under the Securities Act or an “equity line” arrangement); and (iv) in connection with any acquisition by the Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital in an amount not to exceed, in the aggregate, 10% of the outstanding shares of Common Stock in any calendar year.

“Exercise Price” has the meaning set forth in the Warrants.

“GAAP” means generally accepted accounting principles, applied on a consistent basis, as set forth in (i) opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements of the Financial Accounting Standards Board, and/or (iii) interpretations of the Commission and the Staff of the Commission and each of their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a “consistent basis” when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

“Governing Documents” means, as of any date, (i) in the case of a corporation, its certificate of incorporation and by-laws, (ii) in the case of a partnership, its certificate of partnership and partnership agreement, (iii) in the case of a limited liability company, its certificate of organization and limited liability company operating agreement, and (iv) any similar governing document of any such entity, in each such case as amended through such date.

“Governmental Authority” means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any stock exchange, securities market or self-regulatory organization.

“Governmental Requirement” means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, license or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

“Holder(s)” has the meaning set forth in the Registration Rights Agreement.

“Insolvent” means, with respect to the Company, that (i) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (ii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iii) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted or is about to be conducted.

“Intellectual Property” means any U.S. or foreign patents, patent rights, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

“Intercreditor Agreement” means any intercreditor arrangement which is entered into between the Investors and the lenders under the Permitted Senior Debt.

“Lead Investor” means Nite Capital Master, LTD.

“Lien” means, with respect to any Property, any mortgage or mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, or other lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

“Material Adverse Effect” means an effect that is material and adverse to (i) the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its Subsidiaries taken as a whole or (ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents.

“Material Contracts” means, as to the Company, any agreement required pursuant to Item 601 of Regulation S-B or Item 601 of Regulation S-K, as applicable, promulgated under the Securities Act to be filed as an exhibit to any report, schedule, registration statement or definitive proxy statement filed or required to be filed by the Company with the Commission under the Exchange Act or any rule or regulation promulgated thereunder, and any and all amendments, modifications, supplements, renewals or restatements thereof.

“NASD” means the National Association of Securities Dealers, Inc.

“Obligations” means any and all indebtedness, liabilities and obligations of the Company to the Purchaser evidenced by and/or arising pursuant to this Agreement or the Notes or any other Transaction Documents, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, including, without limitation, the obligations of the Company to repay principal of the Notes, to pay interest on the Notes (including, without limitation, interest accruing after any bankruptcy, insolvency, reorganization or other similar filing) and to pay all fees, indemnities, costs and expenses (including attorneys’ fees) provided for in this Agreement or the Notes or any other Transaction Documents.

“Options” means any rights, warrants or options to subscribe for, purchase or receive Common Stock or Convertible Securities.

“Permitted Liens” means the following:

(i) encumbrances consisting of easements, rights-of-way, zoning restrictions or other restrictions on the use of real Property or imperfections to title that do not (individually or in the aggregate) materially impair the ability of the Company or any of its Subsidiaries to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

(ii) Liens for taxes, assessments or other governmental charges (including without limitation in connection with workers’ compensation and unemployment insurance) that are not delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves (as determined in accordance with GAAP) have been established;

(iii) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, for which adequate reserves (as determined in accordance with GAAP) have been established and which have been bonded over and omitted from the Title Policy;

(iv) purchase money Liens to finance property or assets of the Company or any Subsidiary of the Company acquired in the ordinary course of business; provided, however, that (A) the related purchase money Debt shall not exceed the cost of such property or assets (including the cost of design, development, improvement, production, acquisition, construction, installation and integration) and shall not be secured by any property or assets of the Company or any Subsidiary of the Company other than the property and assets so acquired or constructed (and any improvements thereto) and (B) the Lien securing such Debt shall be created within ten (10) days of such acquisition, construction or improvement;

(v) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(vi) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the Company or any of its Subsidiaries, including rights of offset and set-off; and

(vii) Liens incurred in connection with the Permitted Senior Debt.

“Permitted Senior Debt” means the following: (1) the Company, as borrower, executed a term promissory note with Webster National Bank, N.A. (the “Bank”) on August 16, 2006 in the amount of $82,500 for a term of sixty months at the rate of 9.25% per year (the “Term Note”); (2) the Company, as borrower, executed a revolving credit promissory note with the Bank on May 26, 2006 in the amount of $350,000, terminating on May 25, 2007 (the “Revolving Note”); and (3) any debt facility which replaces and satisfies the Term Note or the Revolving Note in its entirety, including but not limited to outstanding principal, accrued interest, default penalties and any other payments thereunder.

“Person” means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

“Property” means property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto).

“Registrable Securities” has the meaning set forth in the Registration Rights Agreement.

“Required Holders” means the holders of at least two-thirds (2/3) of the Registrable Securities into which all of the Notes then outstanding are convertible (without regard to any limitation on such conversion or exercise); provided, however, that solely with respect to Section 12.5, “Required Holders” means the holders of at least two-thirds (2/3) of the Registrable Securities into which all of the Notes and Warrants then outstanding are convertible or exercisable (without regard to any limitation on such conversion or exercise).

“Restricted Payment” means (i) any dividend or other distribution (whether in cash, Property or obligations), direct or indirect, on account of (or the setting apart of money for a sinking or other analogous fund for the benefit of) any shares of any class of capital stock of the Company or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to all of the holders of that class; (ii) any redemption, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of the Company or any of its Affiliates now or hereafter outstanding, except the Securities; (iii) except in connection with any replacement debt facility as contemplated in clause (3) of the “Permitted Senior Debt” definition, any prepayment of principal of, premium, if any, or interest on, or any redemption, conversion, exchange, purchase, retirement, sinking fund or defeasance of, any Debt (whether upon acceleration of such Debt or otherwise) other than the Securities; and (iv) any loan, advance or payment to any officer, director or stockholder of the Company or any of its Affiliates, exclusive of (A) reasonable compensation and reimbursements paid to officers or directors in the ordinary course of business and (B) the scheduled repayment of principal and interest with respect to any loans made by any such Affiliate to the Company and outstanding as of the date hereof and set forth on Schedule 1.2 hereto; provided, however, that the following shall not be deemed to constitute a Restricted Payment: (I) the issuance of securities upon exercise or conversion of the Company’s Options or Convertible Securities under an Approved Stock Plan, and (II) the issuance of equity securities to, or making payments under license, joint venture or similar agreements with, persons with whom the Company has a joint venture, strategic alliance or other commercial relationship in connection with the operation of the Company’s business, and not in connection with a transaction the purpose of which is to raise equity capital.

“Securities Act” means the Securities Act of 1933, as amended (or any successor act), and the rules and regulations thereunder (or respective successors thereto).

“Security Documents” means the Security Agreement and any other agreement certificate, document, instrument or agreement delivered in connection herewith or the Security Agreement which purports to grant or perfect a Lien in favor of Purchaser to secure all or any of the obligations hereunder or under any of the other Transaction Documents, including, without limitation, financing statements, each of the patent, trademark and copyright security agreements to be filed with the United States Patent and Trademark Office and/or the United States Copyright Office, as may be applicable, and all other certificates and instruments necessary to perfect the security interests granted under the Security Agreement.

“Subordinated Debt” means Debt of the Company which meets each of the following requirements: (i) such Debt is wholly unsecured or any Liens securing such Debt constitute Permitted Liens; and (ii) such Debt is contractually subordinated, as to payment and liquidation, to the payment in full of the Notes and the Obligations on such terms and pursuant to written agreements in such form and substance as are reasonably satisfactory to Purchasers holding at least fifty percent (50%) of the aggregate principal amount of the Notes outstanding on the date such Debt is incurred.

“Subsidiary” means, exclusive of HES, LLC, a company wholly owned by George Hoag, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

“Termination Date” means the first date on which there are no Notes or Obligations outstanding.

“Transaction Documents” means (i) this Agreement, (ii) the Notes, (iii) the Warrants, (iv) the Registration Rights Agreement, (v) the Security Documents, (vi) the Intercreditor Agreement, if any, and (vii) all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or its officers at the Closing.

1.3 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words “hereof”, “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

Each Purchaser represents and warrants to the Company, with respect to itself only, and agrees with the Company, that:

2.1 No Public Sale or Distribution. Such Purchaser is acquiring the Note and the Warrant being purchased by it in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales that are registered under the Securities Act or are exempt from the requirement to be registered thereunder. Such Purchaser does not presently have any agreement, arrangement or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity; provided, however, that in making such representations, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement or an exemption under the Securities Act.

2.2 Accredited Investor Status. Such Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

2.3 Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

2.4 Information. Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Purchaser. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained herein. Such Purchaser understands that its investment in the Securities involves a high degree of risk and is able to afford a complete loss of such investment. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

2.5 No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

2.6 Transfer or Resale. Such Purchaser understands that, except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Purchaser shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that the Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through which the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of Securities shall be required to provide the Company with an opinion of counsel or otherwise make delivery of any notice or document to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2.6; provided, that in order to make any sale, transfer or assignment of Securities, such Purchaser and its pledgee must make such disposition in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

2.7 Legends. Such Purchaser understands that until the certificates or other instruments representing the Securities have been registered under the Securities Act, the certificates representing the Securities, except as set forth below, shall bear any legend required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE OR EXERCISEABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or, if applicable, issue to such holder by electronic delivery at the applicable balance account at DTC, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer other than to an Affiliate or partner, shareholder or member of such holder, such holder provides the Company, at the sole expense of the Company, with an opinion of legal counsel reasonably acceptable to the Company to the effect that such sale, assignment or transfer of the Securities may be made without registration under the Securities Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144.

If the Company shall fail for any reason or for no reason to issue to the holder of the Securities within three (3) Business Days after the occurrence of any of (i) through (iii) above, a certificate without such legend to the holder or, if applicable, to issue such Securities to such holder by electronic delivery at the applicable balance account at DTC, and if on or after such Business Day the holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of such Securities that the holder anticipated receiving without legend from the Company (a “Buy-In”), then the Company shall, within three (3) Business Days after such three (3) Business Day period, and at the holder’s request and in the holder’s discretion, either (i) pay cash to the holder in an amount equal to the holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such unlegended Securities shall terminate, or (ii) promptly honor its obligation to deliver to the holder such unlegended Securities as provided above and pay cash to the holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the closing sales price of the Common Stock on the date of exercise.

2.8 Validity; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Purchaser and, when executed by all of the parties thereto (including such Purchaser), shall constitute the legal, valid and binding obligations of such Purchaser enforceable against such Purchaser in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

2.9 No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the Governing Documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.10 Residency. Such Purchaser is a resident of the jurisdiction specified below its address on Exhibit A.

2.11 Short Sales; Trading Restriction. No Purchaser, directly or indirectly, and no Person acting on behalf of or pursuant to any understanding with any Purchaser, has engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving any of the Company’s securities) since the time that such Purchaser was first contacted by the Company, or any other Person regarding an investment in the Company. Such Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with such Purchaser will engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed or while the Purchaser is in possession of any material non-public information. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser and the Placement Agent, and agrees with each Purchaser and the Placement Agent, that upon the consummation of the Acquisition:

3.1 Organization and Qualification. The Company is a corporation or other legal entity duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, and has the requisite power and authority (corporate or otherwise) to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. The Company has no Subsidiaries except as set forth on Schedule 3.1 hereto.

3.2 Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents, including, with respect to the Company, its obligation to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation (i), with respect to the Company, the issuance of the Notes and the Warrants and the reservation for issuance and issuance of Conversion Shares and Warrant Shares and (ii) the granting and perfecting of the security interests pursuant to the Security Documents, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

3.3 Issuance of Securities. The Notes and the Warrants are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued and free from all taxes, Liens and charges with respect to the issue thereof. The Conversion Shares and the Warrant Shares are duly authorized and, upon issuance in accordance with the terms of the Notes and the Warrants, respectively, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, Liens and charges with respect to the issue thereof. The issuance by the Company of the Securities is exempt from registration under the Securities Act.

3.4 No Conflicts. Except with respect to any default under the Term Note or the Revolving Note which may be triggered by the consummation of the transactions contemplated hereunder and under the other Transaction Documents, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by each of the Company of the transactions contemplated hereby and thereby (including, with respect to the Company, the issuance of the Notes and Warrants and the reservation for issuance and issuance of the Conversion Shares or the Warrant Shares) will not (i) result in a violation of the Governing Documents of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of any securities exchange or securities market) applicable to the Company or by which any property or asset of the Company is bound or affected.

3.5 Consents. The filing by the Company of a Form D in accordance with Regulation D, and any filings to be made with state securities regulatory authorities, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. The Company and its Subsidiaries is unaware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

3.6 Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Purchaser is (i) an officer or director of the Company, (ii) an Affiliate of the Company or any of its Subsidiaries or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act). The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and has not received or relied on any advice given by a Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby. The Company further represents to each Purchaser that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

3.7 No General Solicitation; Fees. Neither the Company, nor its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Purchaser or its investment advisor, if any) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim.

3.8 No Integrated Offering. None of the Company, any of its Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause the offer and sale of the Securities pursuant to this Agreement and the Transaction Documents to be integrated with prior offerings by the Company for purposes of the Securities Act in a manner that would make unavailable the exemption from registration afforded by Section 4(2) of the Securities Act or Rule 506 of Regulation D promulgated under the Securities Act, or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Affiliates or any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be so integrated with other offerings.

3.9 Dilutive Effect. The Company understands and acknowledges that the issuance of Conversion Shares upon conversion of the Notes and the issuance of Warrant Shares upon exercise of the Warrants may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company understands and acknowledges that its obligation to issue Conversion Shares and Warrants Shares is absolute and unconditional regardless of the dilutive effect that any such issuance may have on the ownership interests of other stockholders of the Company. The Company acknowledges and agrees that such Purchaser may enter into short sales in the Company’s securities to the extent permitted by this Agreement and applicable law, and that such transactions may result in selling pressure on the outstanding shares of Common Stock.

3.10 Application of Takeover Protections; Rights Agreement. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under its Governing Documents or the laws of State of Nevada which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Purchaser’s ownership of the Securities. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company. The transactions and obligations of the Company contemplated by the Transaction Documents, including without limitation, the issuance and sale of the Securities, will not trigger any preemptive or anti-dilution rights (including without limitation pursuant to any “reset” or similar provisions) or rights of first refusal or first offer, or any other rights that would allow or permit the holders of the Company’s securities or other Persons to purchase shares of Common Stock or other securities of the Company.

3.11 Commission Documents; Financial Statements. The Company is subject to the reporting requirements of the Exchange Act, as of the Closing Date, and has filed with the Commission all reports, schedules, registration statements and definitive proxy statements (if any) that the Company was required to file with the Commission (collectively, the “SEC Documents”). The Company is not aware of any event occurring or expected to occur on or prior to the Closing Date (other than the transactions effected hereby and related hereto) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after the Closing. Each SEC Document, as of the date of the filing thereof with the Commission, complied in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and the rules and regulations promulgated thereunder and, as of the date of such filing (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), such SEC Document (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents required to be filed as exhibits to the SEC Documents have been filed as required. Except as set forth in SEC Documents filed and available to the public on EDGAR at least five (5) Business Days prior to the date of this Agreement (the “Disclosure Documents”), the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under GAAP, are not required to be reflected in the financial statements included in the Disclosure Documents and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its Subsidiaries taken as a whole. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with GAAP consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). No other information provided by or on behalf of the Company to the Purchasers which is not included in the SEC Documents, including, without limitation, the information referred to in Section 2.4 of this Agreement and the disclosure schedules attached hereto, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

3.12 Absence of Certain Changes. Since December 31, 2006, there has been no material adverse change or development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company. Since December 31, 2006, the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) effected capital expenditures, individually or in the aggregate, in excess of $100,000. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not, as of the date hereof, and will not be, after giving effect to the transactions contemplated by this Agreement or the Transaction Documents, Insolvent.

3.13 No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company or its business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company as of the date hereof under applicable securities laws and which has not been publicly announced.

3.14 Conduct of Business; Regulatory Permits. The Company is not in violation of any term of or in default under its Governing Documents. To the best knowledge of the Company, the Company is not in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company, and the Company will not conduct its business in violation of any of the foregoing, except in each case for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

3.15 Foreign Corrupt Practices. The Company, nor any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

3.16 Sarbanes-Oxley Act. The Company is in compliance with any and all requirements of the Sarbanes-Oxley Act of 2002 that are effective and applicable to the Company as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof.

3.17 Transactions With Affiliates. Except for employment agreements with senior management of the Company, and except as set forth in the SEC Documents filed at least ten (10) days prior to the date hereof, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

3.18 Equity Capitalization; Registration Rights. As of the date hereof, the authorized capital stock of the Company consists of 150,000,000 shares of Common Stock and 150,000,000 shares of Preferred Stock, of which as of the date hereof, 19,096,334 are  issued and outstanding; 1,560,751 shares are reserved (or to be reserved) for issuance pursuant to the Company’s employee incentive plan and other options and warrants outstanding and other securities exercisable or exchangeable for, or convertible into, shares of Common Stock. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and non-assessable. Except as set forth on Schedule 3.18: (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any Liens suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries; (iii) there are no agreements or arrangements (except the Registration Rights Agreement) under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (including “piggy-back” registration rights); (iv) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (vi) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (vii) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the Disclosure Documents (as defined herein) but not so disclosed in the SEC Documents. The Company has furnished or made available to each Purchaser upon such Purchaser’s request, true, correct and complete copies of the Company’s Governing Documents, as amended and as in effect on the date hereof, and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto. Schedule 3.18 sets forth the shares of Common Stock owned beneficially or of record and Common Stock Equivalents held by each director and executive officer of the Company.

3.19 Debt and Other Contracts. Except with respect to any default under the Term Note or the Revolving Note which may be triggered by the consummation of the transactions contemplated hereunder and under the other Transaction Documents, this Company (i) is not a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (ii) is not in violation of any term of or in default under any contract, agreement or instrument relating to any Debt, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iii) is not a party to any contract, agreement or instrument relating to any Debt, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Except as set forth in Schedule 3.19, there is no outstanding Debt of the Company or by which the Company is or may become bound.

3.20 Absence of Litigation. Except as set forth in Schedule 3.20, there is no action, suit, proceeding, inquiry or investigation before or by any securities exchange or securities market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of the Company’s officers or directors, whether of a civil or criminal nature or otherwise. The matters set forth on Schedule 3.20, if determined adversely to the Company, would not have a Material Adverse Effect.

3.21 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has not been refused any insurance coverage sought or applied for. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

3.22 Employee Relations. The Company is not a party to any collective bargaining agreement or employs any member of a union. The Company believes that its relations with its employees are in good standing. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. No executive officer of the Company is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

3.23 Title. The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all Liens and defects except for Permitted Liens. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

3.24 Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations and applications, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights, including without limitation the intellectual property acquired pursuant to the Acquisition (collectively, “Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted. Each such Intellectual Property Right is set forth on Schedule 3.24. None of the Intellectual Property Rights have expired or terminated or have been abandoned, or are expected to expire or terminate or expected to be abandoned within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company regarding its Intellectual Property Rights. The Company is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

3.25 Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable Environmental Laws, (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permit, license or approval, (iv) do not own or operate any real property contaminated with any substance that is in violation of Environmental Laws, and (v) is liable for any off-site disposal or contamination pursuant to any Environmental Laws where, in each of the foregoing clauses (i), (ii), (iii), (iv) and (v) the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. There is no civil, criminal or administrative action, suit, investigation, inquiry or proceeding pending or, to the knowledge of the Company, threatened by or before any court or governmental authority against the Company relating to or arising from the Company’s non-compliance with any Environmental Laws, nor has the Company received written notice of any alleged violations of Environmental Laws.

3.26 Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

3.27 Ranking of Notes. Except for Permitted Senior Debt, no Debt of the Company is senior to or ranks pari passu with the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

3.28 Acquisition. Contemporaneously with the Closing, the Company shall have consummated the Acquisition.

3.29 Tax Status. The Company (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations (or extensions thereof) required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

3.30 Internal Accounting and Disclosure Controls. The Company maintains its internal accounting controls in a manner sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with its system of accounting and reporting and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as disclosed in the audited financial statements of the Company, during the twelve (12) months prior to the date hereof neither the Company nor any of its Subsidiaries have received any notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of the Company.

3.31 Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

3.32 Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) other than any placement agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) other than any placement agent, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

3.33 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Purchaser hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

3.34 Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their respective agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or its respective business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the Exchange Act are being incorporated into an effective registration statement filed by the Company under the Securities Act). The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

3.35 Reporting Company; Listing. The Company is not in violation of any of the rules, regulations or requirements relating to trading of the Common Stock on any securities exchange or securities market and has no knowledge of any facts or circumstances that would reasonably be expected to result in a suspension or restriction of the Common Stock from trading on any securities exchange or securities market in the foreseeable future.

3.36 Form SB-2. The Company is eligible to register the Conversion Shares and Warrant Shares for resale in a secondary offering by each Purchaser on a registration statement on Form SB-2 under the Securities Act. To the Company’s knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant’s consents) that could reasonably be expected to prohibit or delay the preparation and filing of a registration statement on Form SB-2 that will be available for the resale of all Conversion Shares and Warrant Shares by each Purchaser.

3.37 Investment Company Status. The Company is not, and immediately after receipt of payment for the Notes and the Warrants issued under this Agreement will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

3.38 Customers and Suppliers. The Company maintains relationships with their material customers and suppliers on commercially reasonable terms. To the Company’s knowledge, no customer or supplier of the Company has any plan or intention to terminate any agreement or arrangement with the Company, which termination would reasonably be expected to have a Material Adverse Effect.

3.39 No Other Agreements. The Company has not, directly or indirectly, entered into any agreement with or granted any right to any Purchaser relating to the terms or conditions of the transactions contemplated by the Transaction Documents, except as expressly set forth in the Transaction Documents.

4. COVENANTS AND ACKNOWLEDGEMENTS OF THE PARTIES.

4.1 Best Efforts. Each party shall use its best efforts to timely satisfy each of the terms and conditions of this Agreement.

4.2 Form D and Blue Sky; Other Filings and Consents. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers on or before the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date. The Company undertakes as promptly as reasonably practicable after the date hereof to (i) make such filings and apply for such registrations, or (ii) use its reasonable best efforts to obtain, as applicable, all such consents, authorizations and orders, in each such case, which are required to be made or obtained by the Company pursuant to applicable law, rule or regulation in order to consummate the transactions contemplated by this Agreement and the other Transaction Documents.

4.3 Reporting Status. Until the date on which the Holders have sold all Registrable Securities to the public pursuant to an effective registration statement or Rule 144 (the “Reporting Period”), the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

4.4 Use of Proceeds. The Company will use the proceeds from the sale of the Securities for general corporate purposes, and not for (i) the repayment of any outstanding Indebtedness of the Company or any of its Subsidiaries or (ii) redemption or repurchase of any of its or its Subsidiaries’ equity securities.

4.5 Financial Information. The Company agrees to send the following to each Holder during the Reporting Period (i) unless the following are filed with the Commission and are available to the public through EDGAR, within one (1) Business Day after the filing thereof with the Commission, a copy of its Annual Reports on Form 10-KSB or 10-K, its Quarterly Reports on Form 10-QSB or 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the Securities Act, (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

4.6 Listing. In accordance with the Registration Rights Agreement, the Company shall promptly secure the listing of all of the Registrable Securities upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. Upon securing a listing in accordance with this Section 4.6, the Company shall maintain the Common Stock’s authorization for listing on the applicable securities exchange or securities market and neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the applicable securities exchange or securities market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4.6.

4.7 Fees. Subject to Section 8 below, at the Closing, the Company shall reimburse the Lead Investor for its legal and due diligence expenses incurred in connection with the transactions contemplated by the Transaction Documents in an amount not to exceed $40,000, which amount (to the extent not already paid by the Company) shall be withheld from the Purchase Price payable by the Lead Investor at the Closing. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.

4.8 Pledge by Purchaser. The Company acknowledges and agrees that the Securities may be pledged by a Holder in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Holder effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2.6 of this Agreement; provided that a Holder and its pledgee shall be required to comply with the provisions of Section 2.6 of this Agreement in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Holder.

4.9 Disclosure of Transactions and Other Material Information. On or before 9:00 a.m., New York City time, on the first Business Day following the date of this Agreement, the Company shall issue a press release announcing the transactions contemplated by the Transaction Documents and on or before 5:00 p.m., New York City time on the fourth day following the date of this Agreement the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act, and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement) the form of the Note, the form of the Warrant and the Registration Rights Agreement) as exhibits to such filing (including all attachments, the “8-K Filing”). The Company acknowledges, agrees and represents that from and after the date of the press release and 8-K Filing, no Purchaser shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the press release and 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and each of their respective officers, directors, employees and agents, not to, provide any Purchaser with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date of the press release and 8-K Filing without the express written consent of such Purchaser. From and after the deadlines specified above, if a Purchaser has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries, it shall provide the Company with written notice thereof. The Company shall, within five (5) Business Days of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of the foregoing covenant by the Company, and provided that the Company shall have failed (following proper written request therefor) to make an appropriate public disclosure consistent with the requirements of Regulation FD under the Exchange Act, any Subsidiary, or its each of respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Purchaser shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company, its Subsidiaries nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the press release and 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

4.10 Corporate Existence. Until the date on which there are no Notes or Warrants outstanding, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is listed for trading on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market.

4.11 Reservation of Common Stock. The Company shall, on or before the Closing Date, authorize and reserve for issuance, free from any preemptive rights, a number of shares of Common Stock (the “Reserved Amount”) equal to no less than one hundred and fifty percent (150%) of the maximum number of shares of Common Stock issuable upon (i) conversion of the outstanding Notes in full at the Conversion Price then in effect and (ii) exercise of the outstanding Warrants in full at the Exercise Price then in effect, in each such case without regard to any limitation or restriction on such conversion or exercise that may be set forth in the Notes or the Warrants. In the event that, as a result of an adjustment to the Conversion Price of the Notes or the Exercise Price for the Warrants (pursuant to anti-dilution adjustments or otherwise), the Reserved Amount is less than 125% of the number of shares of Common Stock then issuable upon conversion of all of the Notes and exercise of all of the Warrants then outstanding (without regard to any limitation or restriction on such conversion or exercise that may be set forth in the Notes or the Warrants), the Company shall take action (including without limitation seeking stockholder approval for the authorization or reservation of additional shares of Common Stock) as soon as practicable (but in no event later than the tenth (10th) business day or, in the event that stockholder approval is required, the sixtieth (60th) day following such date) to increase the Reserved Amount to no less than 150% of the number of shares of Common Stock into which such outstanding Notes are then convertible and such outstanding Warrants are exercisable. The Company shall not reduce the number of shares reserved for issuance hereunder without obtaining the written consent of the holders of two-thirds (2/3) of the Registrable Securities. The initial Reserved Amount shall be allocated pro rata among the Purchasers based on the principal amount of the Notes issued to each Purchaser at the Closing. Each increase in the Reserved Amount shall be allocated pro rata among the Holders based on the amount of Registrable Securities into which all of the Notes and Warrants held by such Holder at the time of such increase are convertible or exercisable (without regard to any limitation on such conversion or exercise). In the event that a Holder shall sell or otherwise transfer any of such Holder’s Notes, each transferee shall be allocated a pro rata portion of such transferor’s Reserved Amount. Any portion of the Reserved Amount which remains allocated to any person or entity which does not hold any Notes shall be reallocated to the remaining Holders pro rata based on the amount of Registrable Securities into which all of the outstanding Notes and Warrants at the time of such increase are convertible or exercisable (without regard to any limitation on such conversion or exercise).

4.12 Opinion of Counsel. The Company shall cause its outside counsel to deliver to each Purchaser a written opinion, dated as of and delivered on the Closing Date, in substantially the form of Exhibit G attached hereto.

4.13 Limitation on Debt, Liens. During the period beginning on the date of this Agreement and ending on the Termination Date, the Company shall refrain from (i) incurring any Debt (including without limitation by issuing any Debt securities), other than Subordinated Debt, or increasing the amount of any existing line of credit or other Debt facility beyond the maximum amount outstanding thereon on the date hereof or (ii) granting, establishing or maintaining any Lien on any of its assets, including without limitation any pledge of securities owned or held by it (including without limitation any securities issued by any such Subsidiary), other than Permitted Liens. Notwithstanding the foregoing, the Company may incur Debt for purposes of effecting one or more acquisitions (by means of purchase of all or substantially all of the assets of another entity), provided that the aggregate amount of such new Debt shall not exceed $1,000,000 and, notwithstanding the foregoing, the Company may incur debt upon approval of the Required Holders.

4.14 Restricted Payments. During the period beginning on the date of this Agreement and ending on the Termination Date, the Company will not make any Restricted Payments, except that:

(a) the Company may make regularly schedule payments of principal and interest accrued on the Permitted Senior Debt if and to the extent (but only if and to the extent) permitted by the express terms of the documents governing the Permitted Senior Debt; and

(b) the Company may make regularly scheduled payments of principal and interest accrued on any Subordinated Debt if and to the extent (but only if and to the extent) permitted by the express terms of the documents governing such Debt;

provided, however, that no Restricted Payment may be made pursuant to clause (a), (b) or (c) above if an Event of Default (or an event or circumstance that, with the giving of notice or lapse of time or both, would constitute an Event of Default) exists at the time or would exist as a result of such Restricted Payment.

4.15 Disposition of Property. During the period beginning on the date of this Agreement and ending on the Termination Date, the Company will not, nor will it permit any Subsidiary of the Company to, sell, lease, assign, transfer or otherwise dispose of any of its Property, except (i) dispositions of inventory by the Company and its Subsidiaries in the ordinary course of business and (ii) expenditures of money (including, without limitation, money held in deposit accounts) made in the ordinary course of business or for the purpose of making Restricted Payments expressly permitted in accordance with this Agreement.

4.16 Certain Transactions. During the period beginning on the date of this Agreement and ending on the Termination Date, and except as may be expressly permitted or required by the Transaction Documents, the Company will not create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Company to (i) pay dividends or make any other distribution to the Company in respect of capital stock or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any Debt owed by the Company, (iii) make any loan or advance or capital contribution to the Company, (iv) sell, lease or transfer any of its Property except in the ordinary course of business, or (v) grant a Lien on any of its Properties other then any Lien incurred in connection with any replacement debt facility contemplated in clause (3) of the definition “Permitted Senior Debt.”

4.17 Modification of Certain Agreements. During the period beginning on the date of this Agreement and ending on the Termination Date, the Company will not consent to or implement any termination, amendment, modification, supplement or waiver of (i) the Governing Documents of the Company or (ii) any Material Contract to which it is a party; provided, however, that any of such documents may be amended or modified if and to the extent that such change or modification is necessary in order to carry out the intent of any Transaction Document.

4.18 Issuance Limitation. During the period beginning on the date of this Agreement and ending on the Termination Date, the Company shall not issue, sell or exchange, or agree or obligate itself to issue, sell or exchange or reserve, agree to or set aside for issuance, sale or exchange, (i) any Common Stock Equivalents, (ii) any other equity security of the Company, including without limitation shares of preferred stock, or (iii) any other security of the Company which by its terms is convertible into or exchangeable or exercisable for preferred stock or other equity security, which rank senior to the preferences, rights and/or privileges of the Notes; provided, however, that the foregoing restrictions shall not apply if the holders of at least three-fourths (3/4) of the outstanding Notes at such time consent in writing to such issue, sale, exchange, agreement or obligation, as the case may be.

4.19 Right of First Offer. Subject to the terms and conditions of this Section 4.19 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Purchaser (or any assignee thereof). A Purchaser shall be entitled to apportion the right of first offer hereby granted to it among itself and its Affiliates in such proportions as it deems appropriate.

(a) The Company shall give notice (the “Offer Notice”) to each Purchaser, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b) By notification to the Company within ten (10) days after the Offer Notice is given, each Purchaser may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Notes by such Purchaser bears to the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all the Notes. At the expiration of such ten (10) day period, the Company shall promptly notify each Purchaser that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Purchaser”) of any other Purchaser’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Purchaser may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Purchasers were entitled to subscribe but that were not subscribed for by the Purchasers which is equal to the proportion that the Common Stock issued and held, or issuable upon conversion and/or exercise, as applicable, of the Notes then held, by such Fully Exercising Purchaser bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Notes then held, by all Fully Exercising Purchasers who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Section 4.19(b) shall occur within the later of one hundred twenty (120) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Section 4.19(c).

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 4.19(b), the Company may, during the ninety (90) day period following the expiration of the periods provided in Section 4.19(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Purchasers in accordance with this Section 4.19.

(d) The right of first offer in this Section 4.19 shall not be applicable to (i) Excluded Securities; and (ii) shares of Common Stock issued in an initial public offering.

4.20 Permitted Senior Debt. If the consummation of the transactions contemplated hereunder and by the other Transaction Documents trigger an event of default under the Term Note or the Revolving Note, the Company shall have sixty (60) days from the date of such default to refinance such Debt with a debt facility which will be sufficient to replace and satisfy such Debt in its entirety, including but not limited to outstanding principal, accrued interest, default penalties and any other payments thereunder.

5. TRANSFER AGENT INSTRUCTIONS.

On or prior to the Closing Date, the Company shall execute and deliver irrevocable written instructions to the transfer agent for its Common Stock (the “Transfer Agent”), and provide each Purchaser with a copy thereof, directing the Transfer Agent (i) to issue certificates representing Conversion Shares upon conversion of the Notes and receipt of a valid Conversion Notice (as defined in the Notes) from a Purchaser, in the amount specified in such Conversion Notice, in the name of such Purchaser or its nominee, (ii) to issue certificates representing Warrant Shares upon exercise of the Warrants and receipt of a valid Exercise Notice (as defined in the Warrants) from a Purchaser, in the amount specified in such Exercise Notice, in the name of such Purchaser or its nominee and (iii) to deliver such certificates to such Purchaser no later than the close of business on the third (3rd) Business Day following the related Conversion Date (as defined in the Notes) or Exercise Date (as defined in the Warrant), as the case may be. Such certificates may bear legends pursuant to applicable provisions of this Agreement or applicable law. The Company shall instruct the transfer agent that, in lieu of delivering physical certificates representing shares of Common Stock to an Purchaser upon conversion of the Notes, or exercise of the Warrants, and as long as the Transfer Agent is a participant in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, and such Purchaser has not informed the Company that it wishes to receive physical certificates therefor, and no restrictive legend is required to appear on any physical certificate if issued, the transfer agent may effect delivery of Conversion Shares or Warrant Shares, as the case may be, by crediting the account of such Purchaser or its nominee at DTC for the number of shares for which delivery is required hereunder within the time frame specified above for delivery of certificates. The Company represents to and agrees with each Purchaser that it will not give any instruction to the Transfer Agent that will conflict with the foregoing instruction or otherwise restrict such Purchaser’s right to convert the Notes or to receive Conversion Shares in accordance with the terms of the Notes or to exercise the Warrant or to receive Warrant Shares upon exercise of the Warrants. In the event that the Company’s relationship with the Transfer Agent should be terminated for any reason, the Company shall use its best efforts to cause the Transfer Agent to continue acting as transfer agent pursuant to the terms hereof until such time that a successor transfer agent is appointed by the Company and receives the instructions described above.

The legend set forth in Section 2.7 shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Securities upon which it is stamped, if (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of such Securities may be made without registration under the applicable requirements of the Securities Act, or (iii) such holder provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144. Following the Effective Date or at such earlier time as a legend is no longer required, the Company will no later than three (3) Business Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Securities, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. Following the Effective Date and upon the delivery to any Purchaser of any certificate representing Securities that is free from all restrictive and other legends, such Purchaser agrees that any sale of such Securities shall be made pursuant to the Registration Statement and in accordance with the plan of distribution described therein or pursuant to an available exemption from the registration requirements of the Securities Act. Without the consent of a majority of the Holders or specific instruction from the SEC or other applicable regulatory body, the Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in Section 2.6. The Company will not effect or publicly announce its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the Common Stock.

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell a Note and Warrant to each Purchaser at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Purchaser with prior written notice thereof:

(a) Such Purchaser shall have executed and delivered to the Company (i) this Agreement, (ii) the Registration Rights Agreement, and (iii) each other Transaction Document to which it is a party.

(b) Such Purchaser shall have tendered to the Company the Purchase Price (less the amounts withheld pursuant to Section 4.7) for the Note and Warrant being purchased by such Purchaser at the Closing by wire transfer of immediately available funds pursuant to Section 11.

(c) The representations and warranties of such Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

7. CONDITIONS TO EACH PURCHASER’S OBLIGATION TO PURCHASE.

The obligation of each Purchaser hereunder to purchase a Note and Warrant at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have executed and delivered to such Purchaser (i) this Agreement, (ii) a Note, (iii) a Warrant, (iv) the Registration Rights Agreement, (v) the Security Agreement and any other Security Documents required for Closing to which it is a party, and (vi) each other Transaction Document to which it is a party.

(b) The Company shall have delivered to such Purchaser a copy of the Irrevocable Transfer Agent Instructions, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(c) The Company shall have delivered to such Purchaser a certificate evidencing the incorporation or organization and good standing of the Company and each of its operating Subsidiaries in such entity’s state of incorporation or organization issued by the Secretary of State of such state as of a date within ten (10) days of the Closing Date.

(d) The Company shall have delivered to such Purchaser a certificate, signed by the Secretary or an Assistant Secretary of the Company, attaching (i) the Governing Documents of the Company, and (ii) resolutions passed by its Board of Directors, or a duly authorized committee thereof, to authorize the transactions contemplated hereby and by the other Transaction Documents, and certifying that such documents are true and complete copies of the originals and that such resolutions have not been amended or superseded, it being understood that such Purchaser may rely on such certificate as a representation and warranty of the Company made herein.

(e) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Purchaser.

(f) The Company shall have delivered an opinion of counsel as required by Section 4.12.

(g) The Company shall have delivered to such Purchaser a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) days of the Closing Date.

(h) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Notes, Warrants, Conversion Shares and Warrant Shares.

(i) Concurrently with the Closing, the Acquisition shall be consummated.

(j) The Company shall have delivered to such Purchaser such other documents relating to the transactions contemplated by this Agreement as such Purchaser or its counsel may reasonably request.

8. TERMINATION.

In the event that the Closing shall not have occurred with respect to a Purchaser on or before May 9, 2007 due to the Company’s or such Purchaser’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the non-breaching party’s failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, this if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the non-breaching Purchasers for the expenses described in Section 4.7 above.

9. APPOINTMENT, DUTIES AND RIGHTS OF THE COLLATERAL AGENT

9.1 Appointment and Duties of Collateral Agent.

(a) The Purchasers hereby designate and appoint Nite Capital Master, LTD to act as the Collateral Agent and hereby authorize Nite Capital Master, LTD, as the Collateral Agent, to take such actions on their behalf under the provisions of this Agreement, the Security Documents and the Intercreditor Agreement and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms hereof and thereof. The Collateral Agent shall hold and safeguard the Collateral during the term of this Agreement in trust for the Purchasers, and shall hold the Collateral in accordance with the terms of the Security Documents and as security for the obligations of the Company under the Transaction Documents.

(b) Notwithstanding any provision to the contrary elsewhere in this Agreement or the Security Documents, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth in this Agreement and the Security Documents, or any fiduciary relationship with any Purchaser, no implied covenants, functions or responsibilities shall be read into this Agreement or the Security Documents or otherwise exist against the Collateral Agent and no permissive or discretionary power or authority available to the Collateral Agent shall be construed to be a duty imposed on the Collateral Agent (unless the Collateral Agent shall have received written instructions from the Required Holders relating to any such discretionary power or authority). The Collateral Agent shall not be liable for any action taken or omitted to be taken by it hereunder or under the Security Documents, or in connection herewith or therewith, or in connection with the Collateral, unless caused by its gross negligence or willful misconduct.

(c) The Collateral Agent shall not be responsible for recording or filing or re-recording or re-filing any financing or continuation statement or recording or re-recording any document or instrument in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Lien on or security interest in any of the Collateral unless so directed by the Required Holders with respect to any such recording or filing.

9.2 Reliance on the Collateral Agent. The Purchasers and the Company expressly acknowledge that neither the Collateral Agent nor any of its respective officers, directors or employees has made any representations or warranties to it and that no act by the Collateral Agent hereinafter taken, including, without limitation, any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Purchaser. Except for notices, reports and other documents expressly required to be furnished to the Purchasers by the Collateral Agent hereunder and under the Security Documents, the Collateral Agent shall have no duty or responsibility to provide any Purchaser with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of the Collateral Agent or any of its officers, directors or employees.

9.3 Successor Collateral Agent.

(a) The Collateral Agent may resign as Collateral Agent upon twenty (20) days' notice to the Company and the Purchasers, and the Required Holders may remove the Collateral Agent at any time with or without cause by providing notice to such effect to the Collateral Agent, with any such resignation or removal to become effective only upon the appointment of a successor Collateral Agent under this Section 9.3. Under no circumstances shall the Company be entitled to remove the Collateral Agent without the consent of each of the Required Holders.

(b) If the Collateral Agent shall resign or shall have been removed as Collateral Agent, then the Required Holders shall appoint a successor collateral agent for the Purchasers, which successor collateral agent shall be reasonably acceptable to the Company and the Required Holders. If no successor Collateral Agent shall have been so appointed within thirty days after the retiring or removed Collateral Agent's giving, or receipt, of such notice of resignation or removal, as the case may be, the retiring or removed Collateral Agent may, on behalf of the Purchasers, with the reasonable consent of the Company, appoint a successor Collateral Agent.

(c) Any successor collateral agent appointed in accordance with the terms hereof shall succeed to the rights, powers and duties of the "Collateral Agent" and the term "Collateral Agent" shall mean such successor collateral agent effective upon its appointment, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent (except that the resigning or removed Collateral Agent shall deliver all Collateral then in its possession to the successor Collateral Agent) or any of the Purchasers. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent.

9.4 Collateral Agent May Act Through Agents. The Collateral Agent may execute any of its duties under any of the Transaction Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties and shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed hereunder with due care and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Collateral Agent hereunder or thereunder in good faith and in reliance thereon.

9.5 Limitation of Liability.

(a) Neither the Collateral Agent nor any of its officers, directors or employees shall be (i) liable to any Person or Persons for any action lawfully taken or omitted to be taken by it under or in connection with any of the Transaction Documents (except for its gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by the Company or any representative thereof contained in this Agreement or any of the other Transaction Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any of the other Transaction Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the other Transaction Documents (other than with respect to the Collateral Agent, the due authorization, execution and delivery of this Agreement and each other Transaction Document to which it is a party) or for any failure of the Company to perform its obligations hereunder or thereunder. The Collateral Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the other Transaction Documents, or to inspect the properties, books or records of the Company.

(b) Anything in this Agreement or in any other Transaction Document notwithstanding, in no event shall the Collateral Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Agent has been advised of such loss or damage and regardless of the form of action taken resulting in such loss or damage.

9.6 Reliance by the Collateral Agent. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and in conformance with the applicable requirements (if any) of the relevant Transaction Documents and to have been signed, sent or made by the representative of the proper Person or Persons concerned and upon advice and statements of legal counsel (including, without limitation, counsel to the the Company), independent accountants and other experts selected by the Collateral Agent. In connection with any request of the Required Holders, the Collateral Agent shall be fully protected in relying on a certificate of any Person, signed or purported to be signed by an authorized representative of such Person. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any of the other Transaction Documents (a) if such action would, in the reasonable opinion of the Collateral Agent, be contrary to law or the terms of this Agreement or any of the other Transaction Document, (b) if such action is not specifically provided for in this Agreement or any of the other Transaction Documents, it shall not have received any such advice or concurrence of the Required Holders as it deems appropriate, or (c) if, in connection with the taking of any such action that would constitute an exercise of remedies under this Agreement or any of the other Transaction Documents, it shall not first be indemnified to its reasonable satisfaction by the Company or the Purchasers against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any of the other Transaction Documents in accordance with a request of the Required Holders, and such request and any action taken or failure to act pursuant hereto or thereto shall be binding upon all the Purchasers. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying upon, any certificate of the Company (or any paying agent, registrar or other agent of the Company) or holder of the Permitted Senior Debt as to the identity and amount of Permitted Senior Debt held by a holder of the Permitted Senior Debt.

9.7 Ambiguity or Inconsistency in this Agreement with Proposed Actions. If, with respect to a proposed action to be taken by it, the Collateral Agent shall determine in good faith that the provisions of this Agreement or any of the other Transaction Documents relating to the functions or responsibilities or discretionary powers of the Collateral Agent are or may be ambiguous or inconsistent, the Collateral Agent shall notify the Purchasers and the Company, identifying the proposed action and the provisions that it considers are or may be ambiguous or inconsistent, and may decline either to perform such function or responsibility or to exercise such discretionary power unless it has received written confirmation that the Required Holders and, if no Event of Default has occurred and is continuing, the Company, concur that the action proposed to be taken by the Collateral Agent is consistent with the terms of this Agreement or any of the other Transaction Documents or is otherwise appropriate. The Collateral Agent shall be fully protected in acting or refraining from acting upon the confirmation of the Required Holders and the Company in this respect, and such confirmation shall be binding upon the Collateral Agent and the Purchasers.

9.8 Knowledge of Event of Default. The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Default or Event of Default unless and until the Collateral Agent has received a notice or a certificate from any Purchaser or the Company stating that an Event of Default has occurred. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such notice or certificate to inquire whether an Event of Default has in fact occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice or certificate so furnished to it. No provision of this Agreement or any other Transaction Document shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. In the event that the Collateral Agent receives a notice of the occurrence of any Event of Default from the Company or any Purchaser, the Collateral Agent shall give notice thereof to each of the Purchasers. The Collateral Agent shall take such action with respect to such Event of Default as so directed pursuant to the terms of the Transaction Documents or, in the event such action is discretionary on the part of the Collateral Agent, as so directed by the Required Holders.

9.9 Indemnification. Without duplication of any amounts received by an Indemnitees Person (as defined below in this Section 11.11) from the Company pursuant to an indemnity provision contained in any of the Security Documents, the Company agrees to indemnify and hold the Collateral Agent, its officers, directors, employees, agents, professional advisors and Affiliates (each an “Indemnified Person”) harmless from and against any and all claims, damages (other than consequential damages), losses, liabilities, costs or expenses (including reasonable attorneys' fees and expenses) which any Indemnified Person may incur or which may be claimed against any Indemnified Person by any Person arising out of, relating to or in connection with this Agreement or any other Transaction Document, including by reason of or in connection with any investigation, litigation or other proceeding relating to this Agreement (including, without limitation, enforcement of this Agreement or any other Transaction Document), other than as a result of the Indemnified Person's material breach of this Agreement, gross negligence or willful misconduct.

10. ESCROW.

10.1 Escrow Arrangement.

(a)  Simultaneously with the execution and delivery of this Agreement by a Purchaser, such Purchaser shall promptly cause a wire transfer of immediately available funds (U.S. dollars) in an amount representing such Purchaser’s Purchase Price, to be paid to a non-interest bearing escrow account of Lowenstein Sandler PC (the “Lead Investor Counsel”) (the aggregate amounts received being held in escrow by Lead Investor Counsel are referred to herein as the “Escrow Amount”). Lead Investor Counsel shall hold the Escrow Amount in escrow in accordance with Section 10.1(b).

(b) Lead Investor Counsel shall continue to hold the Escrow Amount in escrow in accordance with and subject to this Agreement, from the date of its receipt of the funds constituting the Escrow Amount until the soonest of:

(i) the date this Agreement is terminated pursuant to Section 8, in which case, if Lead Investor Counsel then holds any portion of the Escrow Amount, then: (A) Lead Investor Counsel shall return the portion of the Escrow Amount received from each Purchaser which it then holds, to each such Purchaser, in accordance with written wire transfer instructions received from such Purchaser; and (B) if Lead Investor Counsel has not received written wire transfer instructions from any Purchaser before such termination date, then Lead Investor Counsel may, in its sole and absolute discretion, either (x) deposit that portion of the Escrow Amount to be returned to such Purchaser in a court of competent jurisdiction on written notice to such Purchaser, and Lead Investor Counsel shall thereafter have no further liability with respect to such deposited funds, or (y) continue to hold such portion of the Escrow Amount pending receipt of written wire transfer instructions from such Purchaser or an order from a court of competent jurisdiction; OR

(ii) in the case of the Closing, receipt of written instructions from both the Company and the Lead Investor that the Closing shall have been consummated, in which case, Lead Investor Counsel shall release the Escrow Amount as per the joint instructions received from the Company and the Lead Investor.

10.2. Duties; Responsibilities. The Company and the Purchasers acknowledge and agree for the benefit of Lead Investor Counsel (which shall be deemed to be a third party beneficiary of this Section 10) as follows:

(a) Lead Investor Counsel: (i) is not responsible for the performance by the Company or the Purchasers of this Agreement or any of the Transaction Documents or for determining or compelling compliance therewith; (ii) is only responsible for (A) holding the Escrow Amount in escrow pending receipt of written instructions from the Company and the Lead Investor directing the release of the Escrow Amount, and (B) disbursing the Escrow Amount in accordance with the written instructions from the Company and the Lead Investor, each of the responsibilities of Lead Investor Counsel in clause (A) and (B) is ministerial in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of Lead Investor Counsel (collectively, the “Lead Investor Counsel Duties”); (iii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with indemnification acceptable to it, in its sole discretion; (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper Person, and shall have no responsibility for making inquiry as to, or for determining, the genuineness, accuracy or validity thereof, or of the authority of the Person signing or presenting the same; and (v) may consult counsel satisfactory to it, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel. Documents and written materials referred to in this Section 11.2(a) include, without limitation, e-mail and other electronic transmissions capable of being printed, whether or not they are in fact printed; and any such e-mail or other electronic transmission may be deemed and treated by Lead Investor Counsel as having been signed or presented by a Person if it bears, as sender, the Person’s e-mail address.

(b) Lead Investor Counsel shall not be liable to anyone for any action taken or omitted to be taken by it hereunder, except in the case of Lead Investor Counsel’s gross negligence or willful misconduct in breach of the Lead Investor Counsel Duties. IN NO EVENT SHALL LEAD INVESTOR COUNSEL BE LIABLE FOR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGE OR LOSS (INCLUDING BUT NOT LIMITED TO LOST PROFITS) WHATSOEVER, EVEN IF LEAD INVESTOR COUNSEL HAS BEEN INFORMED OF THE LIKELIHOOD OF SUCH LOSS OR DAMAGE AND REGARDLESS OF THE FORM OF ACTION.

(c) The Company and the Purchasers hereby indemnify and hold harmless Lead Investor Counsel from and against any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees and expenses, which Lead Investor Counsel may suffer or incur by reason of any action, claim or proceeding brought against Lead Investor Counsel arising out of or relating to the performance of the Lead Investor Counsel Duties, unless such action, claim or proceeding is exclusively the result of the willful misconduct, bad faith or gross negligence of Lead Investor Counsel.

(d) Lead Investor Counsel shall have the right at any time to resign for any reason and be discharged of its duties as escrow agent hereunder (including without limitation the Lead Investor Counsel Duties) by giving written notice of its resignation to the Company and the Lead Investor at least ten (10) calendar days prior to the specified effective date of such resignation. All obligations of the Lead Investor Counsel hereunder shall cease and terminate on the effective date of its resignation and its sole responsibility thereafter shall be to hold the Escrow Amount, for a period of ten (10) calendar days following the effective date of resignation, at which time,

(i) if a successor escrow agent shall have been appointed and have accepted such appointment in a writing to both the Company and the Lead Investor, then upon written notice thereof given to each of the Purchasers, the Lead Investor Counsel shall deliver the Escrow Amount to the successor escrow agent, and upon such delivery, Lead Investor Counsel shall have no further liability or obligation; or

(ii) if a successor escrow agent shall not have been appointed, for any reason whatsoever, Lead Investor Counsel shall at its option in its sole discretion, either (A) deliver the Escrow Amount to a court of competent jurisdiction selected by Lead Investor Counsel and give written notice thereof to the Company and the Purchasers, or (B) continue to hold Escrow Amount in escrow pending written direction from the Company and the Lead Investor in form and formality satisfactory to Lead Investor Counsel.

(e) In the event that the Lead Investor Counsel shall be uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Escrow Amount or any portion thereunder which, in its sole discretion, are in conflict either with other instructions received by it or with any provision of this Agreement, Lead Investor Counsel shall have the absolute right to suspend all further performance under this Agreement (except for the safekeeping of such Escrow Amount) until such uncertainty or conflicting instructions have been resolved to the Lead Investor Counsel’s sole satisfaction by final judgment of a court of competent jurisdiction, joint written instructions from the Company and all of the Purchasers, or otherwise. In the event that any controversy arises between the Company and one or more of the Purchasers or any other party with respect to this Agreement or the Escrow Amount, the Lead Investor Counsel shall not be required to determine the proper resolution of such controversy or the proper disposition of the Escrow Amount, and shall have the absolute right, in its sole discretion, to deposit the Escrow Amount with the clerk of a court selected by the Lead Investor Counsel and file a suit in interpleader in that court and obtain an order from that court requiring all parties involved to litigate in that court their respective claims arising out of or in connection with the Escrow Amount. Upon the deposit by the Lead Investor Counsel of the Escrow Amount with the clerk of such court in accordance with this provision, the Lead Investor Counsel shall thereupon be relieved of all further obligations and released from all liability hereunder.

(f) The provisions of this Section 10 shall survive any termination of this Agreement.

11. MISCELLANEOUS.

11.1 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

11.2 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided , that any party may deliver an executed copy of this Agreement to any other party by facsimile transmission, in which case this Agreement as so delivered shall be deemed duly executed and delivered and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.

11.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

11.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

11.5 Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Purchasers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended or waived except pursuant to a written instrument executed by the Company and the Required Holders, and no provision hereof may be waived other than by a written instrument signed by the Required Holders. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of Registrable Securities. The Company has not, directly or indirectly, made any agreements with any Purchasers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

11.6 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

if to the Company:

VeruTEK Technologies, Inc.
628 Hebron Avenue
Building 2, Suite 505
Glastonbury, CT 06033
Telephone: (860) 790-0920
Facsimile: (860) 633-6501
Attention: John Collins, Ph.D.

with a copy (for informational purposes only) to:

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Telephone: (212) 930-9700
Facsimile: (212) 930-9725
Attention: Stephen M. Fleming

with a copy (for informational purposes only) to:

Synergy Law Group, LLC.
730 West Randolph, Suite 600
Chicago, Illinois 60661
Telephone: (312) 454-0015
Facsimile: (312) 454-0261
Attention: Bartly J. Loethen

and if to a Purchaser, to its address and facsimile number set forth on Exhibit A, with copies to such Purchaser’s representatives as set forth on Exhibit A,

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

11.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes or the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder, including by merger or consolidation, without the prior written consent of at least two-thirds (2/3) of the Registrable Securities into which all of the Notes and Warrants then outstanding are convertible or exercisable (without regard to any limitation on such conversion or exercise). A Purchaser may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Purchaser hereunder in respect of such assigned rights.

11.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

11.9 Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Purchasers contained in Sections 2 and 3, and the agreements and covenants set forth in Sections 4, 5, 10 and 12 shall survive the Closing and the delivery and exercise of Securities, as applicable. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

11.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

11.11 Indemnification. (a) In consideration of each of the Purchasers’ and the Collateral Agent’s execution and delivery of the Transaction Documents, to which it is a party, and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each such Purchaser and the Collateral Agent and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Purchaser pursuant to Section 4, or (iv) the status of such Purchaser or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. The Company shall not be obligated to indemnify an Indemnitee pursuant to this Section 12.11 for Indemnified Liabilities to the extent such Indemnified Liabilities are caused by acts of gross negligence or willful misconduct on the part of such Indemnitee. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 12.11 shall be the same as those set forth in Section 5 of the Registration Rights Agreement.

11.12 No Strict Construction. The language used in this Agreement and the other Transaction Documents will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

11.13 Remedies. Each Purchaser and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Purchasers. The Company therefore agrees that the Purchasers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

11.14 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

11.15 Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchasers hereunder or pursuant to any of the other Transaction Documents or the Purchasers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

11.16 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as, and the Company acknowledges that the Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Purchasers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges and each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

COMPANY:

VERUTEK TECHNOLOGIES, INC.

By:
Name:
Title:

[Signature Page to Securities Purchase Agreement]

EXHIBIT A

Purchaser	Address and Contact Information and Jurisdiction of Organization	Principal Amount of Note	Purchase Price	Number of Warrants

EXHIBIT B

FORM OF  NOTE

EXHIBIT C

FORM OF WARRANT

EXHIBIT D

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT E

SECURITY AGREEMENT

EXHIBIT F

FORM OF LEGAL OPINION

(a) The Company is a corporation validly existing under, and by virtue of, the laws of the State of Nevada and is in good standing under such laws. The Company has requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation in the states of ________, ________ and ________.

(b) The Company has all requisite legal and corporate power to execute and deliver the Agreement, to sell and issue the Shares and Warrants under the Agreement, to issue the Warrant Shares issuable upon exercise of the Warrants and to carry out and perform its obligations under the terms of the Agreement.

(c) The Shares and Warrants have been duly authorized and when issued, delivered and paid for in accordance with the terms of the Agreement, will be validly issued, fully paid and nonassessable. The Warrant Shares have been duly and validly reserved, and, when issued in accordance with the terms of the Agreement, the Warrant and the Company’s Certificate of Incorporation, will be validly issued, fully paid and nonassessable

(d) All corporate action on the part of the Company necessary for the authorization, execution and delivery of the Agreement and the other Transaction Documents by the Company, the authorization, sale, issuance and delivery of the Shares, the Warrants and the Warrant Shares and the performance by the Company of its obligations under such agreements has been taken. Such agreements have been duly and validly executed and delivered by the Company and each of them constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms.

(e) The execution and delivery by the Company of the Agreement and the other Transaction Documents, the performance by the Company of its obligations under the Agreement and the other Transaction Documents, and the issuance of the Shares does not violate any provision of the Certificate of Incorporation or Bylaws, or any provision of any applicable federal or state law, rule or regulation known to us to be customarily applicable to transactions of this nature. The execution and delivery by the Company of such agreements, the performance by the Company of its obligations under such agreements, and the issuance of the Shares, the Warrants and the Warrant Shares does not materially violate, or constitute a material default under, any contract or agreement to which the Company is a party or by which the Company is bound that is filed as an exhibit to the Company’s Form 8-K filed with the Securities and Exchange Act under File Number [__________] or any filing thereafter with the Securities and Exchange Commission pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

(f) No consent, approval or authorization of or designation, declaration or filing with any federal governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Agreement and the other Transaction Documents, the offer, sale or issuance of the Shares or the Warrants or the consummation by the Company of any other transaction contemplated by the Agreement except the filing of a Form D pursuant to Regulation D under the Securities Act of 1933, as amended.

(g) Subject to and assuming the accuracy of the Company’s and the Purchasers’ representations in Sections 2 and 3 of the Agreement, the offer, sale and issuance of the Shares and the Warrants in conformity with the terms of the Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended.

(h) The Security Agreement creates in favor of the Collateral Agent, as security for the Company’s Obligations, a security interest in all the assets of the Company that is described as “Collateral” in the Security Agreement.

DISCLOSURE SCHEDULES